Exhibit 99.1

BUSINESS DEVELOPMENT UPDATE	July 8, 2008

Since the release of our previous update on June 10, 2008, the following business items have developed:

Testing

  MATECH was on the winning team with Gannett Fleming and received an on-call contract totaling $5M over the next 5 years for work performed in PA.
  PennDOT has indicated that the next batch of bridges will be assigned in the coming month.
  Australian officials in New South Wales has asked for price proposals to buy equipment, training, and service from MATECH in the next 2 months.
  Demonstration for an East Coast state DOT where Material Technologies, Inc. (MATECH) inspection personnel found that a $600,000 retrofit was not effective.  MATECH has a champion within the department working towards a large contract for retrofit verification and inspection as part of their overall bridge management program.
  Demonstration for the state of Alabama completed.
  Inspection completed for Canadian National Railway in Wisconsin.
  Inspection completed of retrofitted bridge in the state of New York.  A presentation will be given following completion of this work in order discuss an on call contract.
  Inspection upcoming of another bridge in the state of Massachusetts.
  Federal Highway Administration (FHWA) is moving forward with testing and training on the Electrochemical Fatigue Sensor (EFS) system.  Training will occur in the next month.
  Nine reports have been submitted to the state of Pennsylvania.  They are reviewing this report and putting together a list of bridges to be inspected during this inspection season.
  Working with FAA officials at the Volpe Transportation Center to further use of EFS in the transportation industry.  Volpe Center is a subsidiary of the US DOT.
  Working with officials in Brazil to provide engineering services and equipment to perform nondestructive testing on subway rails, subway cars, concrete and steel structures.

Partnering

  Meetings:
  Discussions with a multi-national firm regarding exclusive licensing and international equipment sales.
  Potential collaboration with several global monitoring systems company to cross-market to bridge owners.
  Potential collaboration with Pure Technologies.

11661 San Vicente Blvd., Suite 707 • Los Angeles, CA • 90049
310.208.5589 T • 310.473.3177 F • matech@matechcorp.com
http://www.matechcorp.com

  Interest from companies with specific projects to which they wish to apply the EFS: URS, DMJM Harris, Jacobs Edwards and Kelcey, Burgess and Niple, and CMX, amongst others.
  Several engineering firms have requested to be trained on the EFS technology and will be trained in the next two months.
  Subsidiary company to MATECH set up in Brazil.
  Action plan for China developed with Smith Emery.
  Meeting with PhDSoft tomorrow to discuss partnering opportunities with the EFS as input to their C4D software program which predicts deterioration and problem areas.  Their main market is the petrochemical industry and will help bring EFS into that industry sector.

Presentations

  Exhibition at AASHTO Conference; interest from states of North Carolina, Nevada, Delaware, and Ohio amongst others.
  Presentation was given to Louisiana DOT officials; follow-up in progress.
  Presenting in Scotland this week.

Other Developments

  Contacted by producers regarding a new program on the Discovery Channel.
  Qualification achieved for testing in the state of North Dakota.
  Lobbyist meeting tomorrow with Congressman Oberstar, Chairman of the Committee on Transportation and Infrastructure, to follow-up with bill language in-hand.
  Lobbyist executing newly developed 17-point plan to politically enhance the future of MATECH.
  Lobbyist meeting with officials from PA to  further secure MATECH’s place within the $350M bill recently signed by Governor Rendell.

Best regards,

/s/ Robert M. Bernstein

Robert M. Bernstein
CEO

THIS LETTER INCLUDES “FORWARD-LOOKING STATEMENTS” FROM THE COMPANY THAT MAY OR MAY NOT MATERIALIZE. ALTHOUGH MANAGEMENT BELIEVES THE ASSUMPTIONS ON WHICH THE FORWARD-LOOKING STATEMENTS ARE BASED ARE REASONABLE, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES AND NO REPRESENTATION IS MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THEM OR THE LIKELIHOOD THAT THEY CAN OR WILL BE ACHIEVED. IN EVALUATING THE FORWARD-LOOKING STATEMENTS, RECIPIENTS SHOULD CONSIDER VARIOUS FACTORS, INCLUDING OUR ABILITY TO CHANGE THE DIRECTION OF THE COMPANY; OUR ABILITY TO KEEP PACE WITH NEW TECHNOLOGY AND CHANGING MARKET NEEDS; AND THE COMPETITIVE ENVIRONMENT OF OUR BUSINESS. THESE AND OTHER FACTORS MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENT. RECIPIENTS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON THE ACCURACY OR ADEQUACY OF THE FORWARD LOOKING STATEMENTS.

11661 San Vicente Blvd., Suite 707 • Los Angeles, CA • 90049
310.208.5589 T • 310.473.3177 F • matech@matechcorp.com
http://www.matechcorp.com